Exhibit 10.1

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of December 11, 2023, by and among CYTOSORBENTS CORPORATION, a Delaware corporation (the “Company”), and the investors identified on Schedule I hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS:

Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Investors, and the Investors, severally and not jointly, wish to buy from the Company, (i) the shares listed on Schedule I hereto (the “Purchase Shares”) of the Company's common stock, $0.001 par value per share (the “Common Stock”), and (ii) warrants to purchase shares of Common Stock listed on Schedule I hereto issuable upon exercise of the Warrants (as defined below) (the “Warrant Shares”, and together with the Purchase Shares, the “Securities”), for an aggregate purchase price of $10,285,009.70.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.           CERTAIN DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a)            “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

(b)            “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

(c)            “Base Prospectus” means the Company’s base prospectus, dated July 27, 2021, which is included in the Registration Statement, including the documents incorporated by reference therein.

(d)            “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.

(e)            “Closing Date” has the meaning ascribed to such term in Section 2(a) hereof.

(f)            “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(g)            “DTC” means The Depository Trust Company, or any successor performing substantially the same function for the Company.

(h)            “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program or any similar program hereafter adopted by DTC performing substantially the same function.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(i)            “Escrow Agent” means Equiniti Trust Company, LLC, a New York limited liability corporation.

(j)            “Escrow Agreement” means the escrow agreement entered into on or prior to the date hereof, by and between the Company and the Escrow Agent, pursuant to which the Investors shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

(k)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(l)            “Initial Prospectus Supplement” means the prospectus supplement of the Company relating to the Securities, including the accompanying Base Prospectus, to be prepared and filed by the Company with the SEC pursuant to Rule 424(b)(5) under the Securities Act and in accordance with Section 5(a) hereof, together with all documents and information incorporated therein by reference.

(m)            “Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, other than any material adverse effect that resulted primarily from (A) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (B) any change that generally affects the industry in which the Company and its Subsidiaries operate that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (C) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its Affiliates or its successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in applicable laws or accounting rules that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (G) any change, in and of itself, in the Company’s stock price or trading volume from and after the date hereof (provided, however, that the facts and circumstances underlying any such change may, except as may be provided in subsections (A), (B), (C) (D), (E) or (F) of this definition, be considered in determining whether a Material Adverse Effect has occurred), or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.

(n)            “Person” means an individual or entity including but not limited to any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(o)            “Principal Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Bulletin Board, or the OTCQX or the OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

(p)            “Prospectus” means the Base Prospectus, as supplemented by any Prospectus Supplement (including the Initial Prospectus Supplement), including the documents and information incorporated by reference therein.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(q)            “Prospectus Supplement” means any prospectus supplement to the Base Prospectus (including the Initial Prospectus Supplement) filed with the SEC pursuant to Rule 424(b) under the Securities Act in connection with the transactions contemplated by this Agreement, including the documents and information incorporated by reference therein.

(r)            “Registration Statement” means the effective registration statement on Form S-3 (SEC File No. 333-257910), including all amendments thereto, filed by the Company with the SEC pursuant to the Securities Act for the registration of shares of its Common Stock, including the Securities, and certain other securities, as such Registration Statement has been or may be amended and supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the Securities Act, including any comparable successor registration statement filed by the Company with the SEC pursuant to the Securities Act for the registration of shares of its Common Stock, including the Securities.

(s)            “SEC” means the U.S. Securities and Exchange Commission.

(t)            “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(u)            “Subsidiary” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

(v)            “Transaction Documents” means, collectively, this Agreement, the Warrant, the Escrow Agreement and the schedules and exhibits hereto and thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

(w)            “Warrant” means the Common Stock purchase warrants delivered to the Investors at the Closing, which Warrants shall have the terms and conditions set forth in the form of Warrant attached as Exhibit A hereto.

(x)            “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.           PURCHASE OF SECURITIES.

Subject to the terms and conditions set forth in this Agreement, the Company desires to sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, the Securities as follows:

(a)            Delivery of Securities. On the Closing Date, which shall be the first (1st) Business Day after the date hereof, upon satisfaction of the conditions to Closing set forth in Sections 7 and 8 hereof, the Company shall deliver to each Investor its respective Purchase Shares and Warrants set forth opposite their respective names on Schedule I hereto (the “Closing”). The Closing shall occur at 10:00 a.m., Eastern time, on the Closing Date or at such other time, date and location as the parties may agree in writing.

(b)            Payment of Purchase Price. On the Closing Date, each of the Investors shall pay the amount of cash for the number of Securities it is purchasing hereunder set forth opposite its name on Schedule I hereto (with respect to each Investor, such Investor’s “Subscription Amount”). Each Investor shall deliver to the account designated by the Escrow Agent, via wire transfer, immediately available funds in lawful money of the United States of America equal to such Investor’s Subscription Amount.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

3.            INVESTORS’ REPRESENTATIONS AND WARRANTIES.

Each Investor, severally and only with respect to itself and not jointly, represents and warrants to the Company that as of the date hereof and as of the Closing Date:

(a)            Organization, Authority. Such Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

(b)            Accredited Investor Status. Such Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(c)            Information. Such Investor understands that its investment in the Securities involves a high degree of risk. Such Investor (i) is able to bear the economic risk of an investment in the Securities including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its representatives shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in Section 4 below. Such Investor has sought such accounting, legal and tax advice from its own independent advisors as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(d)            No Governmental Review. Such Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(e)            Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and is a valid and binding agreement of such Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(f)            Residency. Such Investor is a resident of or is organized in the state set forth opposite such Investor’s name on Schedule I hereto.

(g)            Insider Trading and Public Disclosure Laws. Investor acknowledges that Investor has become aware of material, non-public information concerning the Company in the course of the discussions regarding the transactions contemplated herein and Investor represents and warrants that such Investor has not (i) disclosed or “tipped” material, non-public information concerning the Company to any person or entity, (ii) effected or participated in any trading of any securities (or beneficial ownership thereof) of the Company while in possession of material, non-public information concerning the Company or (iii) taken any action that might force the Company to make a public announcement under applicable securities laws. The Company agrees that the Initial Prospectus Supplement shall contain and disclose publicly any material nonpublic information provided by the Company to the Investor and that Investor will no longer be restricted from trading in the securities of the Company.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

4.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Investors that, except as set forth in the disclosure schedules attached hereto, which exceptions shall be deemed to be a part of the representations and warranties made hereunder, as of the date hereof and as of the Closing Date:

(a)            Registration Statement. The Registration Statement in respect of the Securities has been filed with the SEC pursuant to Rule 415 under the Securities Act. The Company meets the requirements for use of Form S-3 under the Securities Act, and the rules and regulations of the SEC thereunder (the “Rules and Regulations”). The Registration Statement delivered to the Investors or made available, and, excluding exhibits thereto, to the Investors, have been declared effective by the SEC in such form and meet the requirements of the Securities Act, and the Rules and Regulations. The proposed offering of the Securities may be made pursuant to General Instruction I.B.1 of Form S-3. Other than (i) the Registration Statement, (ii) a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”), and (iii) the Prospectus contemplated by this Agreement to be filed pursuant to Rule 424(b) of the Rules and Regulations, no other document with respect to the offer and sale of the Securities has heretofore been filed with the SEC. No stop order suspending the effectiveness of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or, to the Company’s knowledge after reasonable investigation and due diligence inquiry (“Knowledge”), threatened by the SEC. Any reference herein to the Registration Statement, Base Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. Any reference to any amendment or supplement to any Base Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Base Prospectus or the Prospectus under the Exchange Act, and incorporated by reference in such Base Prospectus or Prospectus, as the case may be. Any reference to (i) the Registration Statement shall be deemed to refer to and include the annual report of the last completed fiscal year of the Company on Form 10-K filed under Section 13(a) or 15(d) of the Exchange Act prior to the date hereof and (ii) the effective date of such Registration Statement shall be deemed to refer to and include the date such Registration Statement became effective and, if later, the date such Form 10-K was so filed. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of this Agreement that is incorporated by reference in the Registration Statement.

(b)            No Stop Orders; No Material Misstatements. No order preventing or suspending the use of the Prospectus relating to the proposed offering of the Securities has been issued by the SEC, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s Knowledge, threatened by the SEC, and the Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)            Registration Statement and Prospectus Contents. At the respective times the Registration Statement and any amendments thereto became or become effective the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus contains or will contain all required information under Rule 430B.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(d)            Documents Incorporated by Reference/Disclosure of Agreements.

a.            The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not, and has never been, an issuer subject to Rule 144(i)(1) of the Securities Act.

The documents incorporated by reference in the Prospectus, when they were filed with the SEC, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with SEC will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

b.            The agreements and documents described in the Registration Statement and the Prospectus conform in all material respects to the descriptions thereof contained or incorporated by reference therein, and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus or to be filed with the SEC as exhibits to the Registration Statement or to be incorporated by reference in the Registration Statement and the Prospectus, that have not been so described or filed or incorporated by reference. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to or incorporated by reference in the Registration Statement or the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s Knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s Knowledge, any other party is in default thereunder and, to the Company’s Knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder except for a default or event which would not reasonably be expected to result in a Material Adverse Effect. To the best of the Company’s Knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(e)            Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than the Prospectus and other materials, if any, permitted under the Securities Act and as provided herein.

(f)            Not an Ineligible Issuer. At the time of filing the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(g)            Organization and Good Standing. The Company and each of its Subsidiaries (as defined in Rule 405 of the Rules and Regulations) have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not reasonably be expected to (i)  have, singularly or in the aggregate, a Material Adverse Effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement or the Prospectus. Other than CytoSorbents Medical UK Limited, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s most recent Annual Report on Form 10-K.

(h)            The Common Stock. The Common Stock, including the Purchase Shares and any Warrant Shares, to be issued and sold by the Company to the Investors hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein or, in the case of the Warrant Shares, as provided in the warrant agreements, will be duly and validly issued, fully paid and non-assessable and will conform to the descriptions thereof in the Registration Statement and the Prospectus; and the issuance of the Common Stock is not subject to any preemptive or similar rights.

(i)            Capitalization. All of the issued shares of capital stock of the Company, have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform in all material respects to the description thereof contained in the Prospectus under the heading “Description of Capital Stock.” All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. As of the date hereof, there were no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those described above or accurately described in the Prospectus. Since the date hereof, the Company has not issued any securities other than Common Stock issued pursuant to the exercise of warrants or upon the exercise of stock options or other awards outstanding under the Company’s stock option plans, options or other securities granted or issued pursuant to the Company’s existing equity compensation plans or other plans, and the issuance of Common Stock pursuant to employee stock purchase plans. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. The Company does not have a corporate credit rating or debt securities rated by any “nationally recognized statistical rating organization,” as that term is defined by the SEC for purposes of Rule 436(g)(2) of the Rules and Regulations.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(j)            Capitalization of Subsidiaries. All the outstanding shares of capital stock (if any) of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned Subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(k)            No Conflicts. The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Securities by the Company and the consummation of the transactions contemplated by this Agreement will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its Subsidiaries or (iii) result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental or regulatory agency or authority, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company of any of its Subsidiaries.

(l)            No Consents Required. Except for the registration of the Securities under the Securities Act and applicable state securities laws, and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority (“FINRA”) and the Nasdaq Capital Market in connection with the purchase and distribution of the Securities by the Investors and the listing of the Securities on the Nasdaq Capital Market, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or regulatory agency or authority, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Securities or the consummation of the transactions contemplated hereby; and no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization.

(m)            Acknowledgment Regarding Investors’ Status. The Company acknowledges and agrees that each of the Investors are acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that none of the Investors are acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any of the Investors or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor's purchase of the Securities. The Company further represents to each of the Investors that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(n)            Financial Statements. The financial statements, together with the related notes, included or incorporated by reference in the Prospectus and in the Registration Statement fairly present, in all material respects, the financial position and the results of operations and changes in financial position of the Company and its consolidated Subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the Prospectus. The financial statements, together with the related notes, included or incorporated by reference in the Prospectus comply in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described, included or incorporated by reference in the Registration Statement or the Prospectus. All information contained in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulations S-K, to the extent applicable.

(o)            eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(p)            No Material Adverse Change. Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, (i) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or action, order or decree of any court or governmental or regulatory authority, otherwise than as set forth or contemplated in the Prospectus; (ii) any material change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under the Company’s existing equity incentive plans described in, the Registration statement and the Prospectus) or long-term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, properties, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

(q)            Legal Proceedings. Except as set forth in the Prospectus, there is no legal or governmental proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject, including any proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”), European Medicines Agency (“EMA”) or comparable federal, state, local or foreign governmental authorities (it being understood that the interaction between the Company and the FDA, the EMA and such comparable governmental authorities relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the Registration Statement or the Prospectus and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such proceedings are threatened or, to the Company’s Knowledge, contemplated by governmental or regulatory authorities or threatened by others. The Company is in compliance with all federal, state, local and foreign laws, regulations, orders and decrees currently applicable to its business as prescribed by the FDA, EMA or any other federal, state or foreign agencies or bodies engaged in the regulation of medical devices, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect. All preclinical and clinical studies conducted by or on behalf of the Company to support approval for commercialization of the Company’s products have been conducted by the Company, or to the Company’s Knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders and regulations, except for such failure or failures to be in compliance that would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(r)            No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) except, in the case of clauses (ii) and (iii) above, for any such violation or default that would not reasonably be expected to have, singularly or in the aggregate, have a Material Adverse Effect.

(s)            Licenses or Permits; Regulatory Compliance. The Company and each of its Subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign governmental or regulatory agencies or bodies including, without limitation, those administered by the FDA, EMA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA that are required for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries are in compliance, in all material respects, with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has received written notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed. The Company, its Subsidiaries, and to the Company’s Knowledge, its directors, officers, employees and agents, are and have been in compliance in all material respects with applicable federal, state, local and foreign health care regulatory laws, rules, and regulations, including without limitation, laws related to fraud and abuse, payment transparency, and privacy and security of protected health information (collectively, “Health Care Laws”). The Company has not received any written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court, arbitrator or governmental or regulatory authority or third party alleging or asserting that the Company or its personnel has violated or otherwise is in non-compliance with any Health Care Laws, nor, to the Company’s Knowledge, have any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action been threatened. The Company is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. In addition, none of the Company, its Subsidiaries or any of their respective directors, officers or employees is or, has been debarred, suspended or excluded, or has been convicted of any crime or, to the Knowledge of the Company or its Subsidiaries, engaged in any conduct that would result in a debarment, suspension or exclusion from any federal or state government health care program or human clinical research, or to the Knowledge of the Company or its Subsidiaries, is subject to any inquiry, investigation, proceeding, or other similar action by a governmental authority that could reasonably be expected to result in any such debarment, suspension, or exclusion.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(t)            Investment Company Act. Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering of the Securities and the application of the net proceeds thereof as described in the Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(u)            No Stabilization. Neither the Company nor, to the Company’s Knowledge, any of its officers, directors or Affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(v)            Intellectual Property. Except as disclosed in the Registration Statement and the Prospectus, the Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, copyright registrations, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted, and as proposed to be conducted as described in the Registration Statement and the Prospectus, except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s Knowledge, the Company’s and its respective Subsidiaries’ businesses as now conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus do not and will not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property rights of any other person. Except as disclosed in the Registration Statement and the Prospectus (i) there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries, including no liens, security interests, or other encumbrances; (ii) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property owned by the Company and its Subsidiaries; (iii) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability, or scope of any such Intellectual Property, including no interference, derivation, opposition, reexamination, or other government proceeding and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) to the Company’s Knowledge, there are no material defects in any of the patents or patent applications disclosed in the Registration Statement and the Prospectus as being owned by the Company and its Subsidiaries; (vii) the Company and its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (i)-(vii) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, result in a Material Adverse Effect; (viii) the Company and its Subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and to the Company’s Knowledge, no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company; and (ix) to the Company’s Knowledge, the duty of candor and good faith as required by the United States Patent and Trademark Office during the prosecution of the United States patents and patent applications included in the Intellectual Property owned by the Company and its Subsidiaries have been complied with, and in all foreign offices having similar requirements, all such requirements have been complied with.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(w)            Title to Real and Personal Property. The Company and each of its Subsidiaries have good and marketable title in and (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that (i) do not, singularly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries or (ii) could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

(x)            No Labor Dispute. There is (A) no significant unfair labor practice complaint pending against the Company, or any of its Subsidiaries, nor to the Company’s Knowledge, threatened against it or any of its Subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries, or, to the Company’s Knowledge, threatened against it and (B) no labor disturbance by or dispute with, employees of the Company or any of its Subsidiaries exists or, to the Company’s Knowledge, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any such Subsidiary.

(y)            Environmental Laws and Hazardous Materials. The Company and its Subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (the “Environmental Laws”). There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Subsidiaries (or, to the Company’s Knowledge, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its Subsidiaries has Knowledge.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(z)        Taxes. The Company and its Subsidiaries each (i) have timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes due and payable, for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to its Knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) above, that would not, singularly or in the aggregate, have a Material Adverse Effect.

(aa)      Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties. Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received written notice from any insurer, agent of such insurer or the broker of the Company or any of its Subsidiaries that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance.

(bb)      Disclosure Controls. The Company and its Subsidiaries maintain disclosure controls and procedures (as such is defined in Rule 13a-15(e) of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its Subsidiaries in reports that they file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management to allow timely decisions regarding disclosures. The Company and its Subsidiaries have conducted evaluations of the effectiveness of their disclosure controls as required by Rule 13a-15 of the Exchange Act.

(cc)      No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its Affiliates on the other hand, which is required to be described in the Prospectus or a document incorporated by reference therein and which is not so described.

(dd)      No Registration Rights. No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its Subsidiaries because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its Subsidiaries under the Securities Act.

(ee)      No Broker’s Fees. Except for certain fees payable to B. Riley Securities, Inc. for serving as a financial advisor to the Company in connection with the transactions contemplated herein, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its Subsidiaries or the Investors for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities or any transaction contemplated by this Agreement, the Registration Statement or the Prospectus.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(ff)      Listing. The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Nasdaq Capital Market, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Capital Market, nor has the Company received any notification that the SEC or FINRA is contemplating terminating such registration or listing nor has the Company received any notification that the Nasdaq Capital Market is contemplating terminating such listing.

(gg)      Sarbanes-Oxley Act. There is and has been no failure on the part of the company or, to the Company’s Knowledge, any of the Company’s officers or directors, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(hh)      No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, agent or Affiliate of the Company or any Subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to foreign or domestic government officials or employees, political parties or campaigns, political party officials, or candidates for political office from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable anti-corruption laws, rules, or regulations of any other jurisdiction in which the Company or any Subsidiary conducts business, or (iv) made any other unlawful bribe, rebate, payoff, influence payment, kickback, or other unlawful payment to any person.

(ii)        Compliance with Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the U.S. Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority, body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

(jj)         Compliance with Office of Foreign Assets Control.

a.            Neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any director, officer, employee, agent or Affiliate of the Company or any of its Subsidiaries, is a Person that is, or is owned or controlled by a Person that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of a U.S. government embargo (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria, and the Crimea). The Company has policies and procedures in place for screening counterparties with whom it conducts business against Sanctions lists and programs.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

b.            Unless authorized by relevant government authorities, the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation is the subject of Sanctions, or in any country or territory that, at the time of such funding or facilitation, is the subject of a U.S. government embargo; or in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(kk)        No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act, or (ii) any applicable shareholder approval provisions of the Nasdaq.

(ll)          Regulation M Compliance. The Company has not, and to its Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(mm)       DTC Eligibility. The Company currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

5.            COVENANTS.

(a)            Filing of Current Report and Initial Prospectus Supplement. The Company agrees that it shall file with the SEC a report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”) within four Business Days of the Closing Date. The Company further agrees that it shall, within the time required under Rule 424(b) under the Securities Act, file with the SEC the Initial Prospectus Supplement pursuant to Rule 424(b)(5) under the Securities Act, which Initial Prospectus Supplement shall specifically relate to the Securities and shall describe the material terms and conditions of the Transaction Documents, contain information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430B under the Securities Act, and disclose all information relating to the Securities and the transactions contemplated by the Transaction Documents required to be disclosed in the Registration Statement and the Prospectus as of the date of the Initial Prospectus Supplement, including, without limitation, information required to be disclosed in the section captioned “Plan of Distribution” in the Prospectus. The Company shall provide each Investor with an opportunity to review and comment upon the final pre-filing draft versions of the Current Report and the Initial Prospectus Supplement within a reasonable time prior to their filing with the SEC and the Company shall give reasonable consideration to all such comments. Each Investor shall use its reasonable best efforts to comment upon the final pre-filing draft versions of the Current Report and the Initial Prospectus Supplement within a reasonable time after such Investor receives them from the Company. Each Investor shall furnish to the Company such information regarding itself, the Securities beneficially owned by it and the intended method of distribution thereof, including any arrangement between such Investor and any other Person relating to the sale or distribution of the Securities, as shall be reasonably requested by the Company in connection with the preparation and filing of the Current Report and the Initial Prospectus Supplement, and shall otherwise cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Current Report and the Initial Prospectus Supplement with the SEC.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(b)            Blue Sky. The Company shall take all such action, if any, as is reasonably necessary in order to obtain an exemption for or to register or qualify (i) the offer and sale of the Securities to the Investors under this Agreement and (ii) any subsequent resale of all Securities by the Investor, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by any of the Investors from time to time, and shall provide evidence of any such action so taken to each of the Investors.

(c)            Listing/DTC. The Company shall promptly secure the listing of all of the Securities to be issued to each Investor hereunder on the Principal Market (subject to official notice of issuance) and upon each other national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed, and shall use commercially reasonable efforts to maintain, so long as any shares of Common Stock shall be so listed, such listing of all such Securities. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the Principal Market and shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(c). The Company shall take all action necessary to ensure that its Common Stock can be transferred electronically as DWAC Shares.

(d)            Insider Trading and Public Disclosure Laws. Each Investor acknowledges that such Investor has become aware of material, non-public information concerning the Company in the course of the discussions regarding the transactions contemplated herein. Accordingly, such Investor agrees not to: (i) disclose or “tip” material, non-public information concerning the Company to any person or entity, (ii) effect or participate in any trading of any securities (or beneficial ownership thereof) of the Company while in possession of material, non-public information concerning the Company or (iii) take any action that might force the Company to make a public announcement under applicable securities laws.

(e)            Reserved.

(f)            Reserved.

(g)            Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Investors made under this Agreement.

(h)            Securities Law Compliance. For so long as any Investor holds any Securities, the Company shall (a) take all action necessary to cause the Common Stock to continue to be registered as a class of securities under Sections 12(g) or 12(b) of the Exchange Act, shall comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act, and (b) prepare and file with the SEC, at the Company’s expense, such amendments (including, without limitation, post-effective amendments) to the Registration Statement and such Prospectus Supplements pursuant to Rule 424(b) under the Securities Act, in each case, as may be necessary to keep the Registration Statement effective, and to keep the Registration Statement and the Prospectus current and available for issuances and sales of all of the Securities by the Company to the Investor. Each Investor shall furnish to the Company such information regarding itself, its Affiliates, the Securities beneficially owned by it and the intended method of distribution thereof as shall be reasonably requested by the Company in connection with the preparation and filing of any such amendment to the Registration Statement or any such Prospectus Supplement, and shall otherwise cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any such amendment to the Registration Statement or any such Prospectus Supplement. The Company shall comply with all applicable federal, state and foreign securities laws in connection with the offer, issuance and sale by the Company of the Securities contemplated by the Transaction Documents. Without limiting the generality of the foregoing, neither the Company nor any of its officers, directors or Affiliates will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which would reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(i)            Integration. From and after the date of this Agreement, neither the Company, nor any of its Affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on any of their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with other offerings of securities by the Company in a manner that would require stockholder approval pursuant to the rules and regulations of the Principal Market on which any of the securities of the Company are listed or designated, unless stockholder approval is obtained before the closing of such subsequent transaction in accordance with the rules of such Principal Market.

(j)            Use of Proceeds. The Company will use the net proceeds from the offering of the Securities as described in the Prospectus.

(k)            Other Transactions. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under any of the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver the Securities to the Investors in accordance with the terms of this Agreement.

(l)            Subsequent Equity Issuances. From and after the date of this Agreement until sixty (60) days following the Closing Date (the “Restricted Period”), without the prior written consent of each Investor (which may be granted or withheld in its sole discretion), neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (or a combination of units thereof), other than in connection with an Exempt Issuance. Each of the Investors shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required. “Common Stock Equivalents” means any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. “Exempt Issuance” means the issuance of (i) Shares to the Investors pursuant to this Agreement, (ii) shares of Common Stock, Common Stock Equivalents or other securities to any of the Investors pursuant to any other existing or future contract, agreement or arrangement between the Company and such Investor, (iii) shares of Common Stock, Common Stock Equivalents or other securities upon the exercise, exchange or conversion of any shares of Common Stock, Common Stock Equivalents or other securities held by any of the Investors at any time, (iv) the issuances of equity-based awards pursuant to an Approved Stock Plan (as defined below), and the issuances of shares of Common Stock upon the exercise or conversion of any such equity-based awards, provided that during the Restricted Period, the exercise or conversion price of any such equity-based award is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such equity-based award are otherwise materially changed in any manner that adversely affects any of the Investors, (v) shares of Common Stock issued upon the conversion or exercise of Common Stock Equivalents (other than equity-based awards issued pursuant to an Approved Stock Plan that are covered by clause (iv) above) issued and outstanding on the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Common Stock Equivalent is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Common Stock Equivalent that were in effect on the date of this Agreement, and during the Restricted Period the conversion, exercise or issuance price of any such Common Stock Equivalents (other than equity-based awards issued pursuant to an Approved Stock Plan that are covered by clause (iv) above) is not lowered, none of such Common Stock Equivalents (other than equity-based awards issued pursuant to an Approved Stock Plan that are covered by clause (iv) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Common Stock Equivalents (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (iv) above) are otherwise materially changed in any manner that adversely affects any of the Investors, and (vi) shares of Common Stock issued pursuant to the Company’s existing at-the-market facility with Jefferies LLC. “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

6.            TRANSFER.

On the Closing Date, the Company shall issue the Securities in accordance with the terms of this Agreement. All Purchase Shares to be issued to or for the benefit of the Investors pursuant to this Agreement shall be issued as DWAC Shares. The Company shall deliver a Warrant registered in the name of such Investor to purchase up to the number of shares of Common Stock as set forth on Schedule I hereto. The Company represents and warrants to each of the Investors that the Purchase Shares shall be freely transferable on the books and records of the Company. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend. If any Investor effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly issue DWAC Shares in such name and in such denominations as specified by such Investor to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6, that each of the Investors shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall take all actions to carry out the intent and accomplish the purposes of this Section 6, including, without limitation, delivering or causing to be delivered all such legal opinions, consents, certificates, and resolutions as necessary or desirable to carry out the intent and accomplish the purposes of this Section 6. Any fees associated with the issuance of such legal opinions, consents, certificates, resolutions and instructions shall be borne by the Company.

7.	CONDITIONS TO THE COMPANY’S OBLIGATION TO ISSUE AND SELL THE SECURITIES.

The obligation of the Company hereunder to issue and sell the Securities to the Investors on the Closing Date is subject to the satisfaction or, where legally permissible, the waiver of each of the following conditions:

(a)            Each of the Investors shall have executed this Agreement and delivered the same to the Company;

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(b)            No stop order with respect to the Registration Statement shall be pending or threatened by the SEC;

(c)            The representations and warranties of the Investors shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time; and

(d)            Each of the Investors shall have previously delivered to the Escrow Agent such Investor’s Subscription Amount in accordance with Section 2(b) hereof.

8.	CONDITIONS TO THE INVESTORS’ SEVERAL AND NOT JOINT OBLIGATION TO PURCHASE THE SECURITIES.

The several and not joint obligation of each Investor under this Agreement to purchase the number of Securities set forth opposite its name on Schedule I hereto is subject to the satisfaction or, where legally permissible, the waiver of each of the following conditions:

(a)            The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to each of the Investors;

(b)            The Common Stock shall be listed or quoted on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market, and all Securities to be issued by the Company to the Investors pursuant to this Agreement shall have been, if applicable, approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market, subject only to official notice of issuance;

(c)            The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, the portion of such representations and warranties so qualified shall be true and correct without further qualification) as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(d)            The Registration Statement shall be effective and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC. The Company shall have a maximum dollar amount certain of securities, including the Securities, registered under the Registration Statement which is sufficient to issue to the Investors not less than all of the Securities to be purchased under this Agreement. The Initial Prospectus Supplement shall have been filed with the SEC. The Prospectus shall be current and available for the issuance and sale of all of the Securities by the Company to the Investors. Any other Prospectus Supplements required to have been filed by the Company with the SEC under the Securities Act at or prior to the Closing Date shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Securities Act. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC at or during the 12-month period immediately preceding the Closing Date pursuant to the reporting requirements of the Exchange Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act, including any applicable extension periods contemplated by the Exchange Act;

(e)            The Company shall be eligible to transfer its Common Stock, electronically as DWAC Shares;

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(f)            All federal, state and local governmental laws, rules and regulations applicable to the transactions contemplated by the Transaction Documents and necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been complied with, and all consents, authorizations and orders of, and all filings and registrations with, all federal, state and local courts or governmental agencies and all federal, state and local regulatory or self-regulatory agencies necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been obtained or made, including, without limitation, in each case those required under the Securities Act, the Exchange Act, applicable state securities or “Blue Sky” laws or applicable rules and regulations of the Principal Market, or otherwise required by the SEC, the Principal Market or any state securities regulators;

(g)            No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state, local or foreign court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents;

(h)            No action, suit or proceeding before any federal, state, local or foreign arbitrator or any court or governmental authority of competent jurisdiction shall have been commenced or threatened, and no inquiry or investigation by any federal, state, local or foreign governmental authority of competent jurisdiction shall have been commenced or threatened, against the Company, or any of the officers, directors or Affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions;

(i)            No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

(j)            The Company, pursuant to or within the meaning of any Bankruptcy Law, shall not have (i) commenced a voluntary case, (ii) consented to the entry of an order for relief against it in an involuntary case, (iii) consented to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) made a general assignment for the benefit of its creditors or is generally unable to pay its debts as the same become due; and

(k)            A court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any Subsidiary.

(l)            The Company shall have provided each Investor with the wire instructions that are specified in the Escrow Agreement on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

9.	INDEMNIFICATION.

In consideration of the Investors’ execution and delivery of this Agreement and acquiring the Securities, and in addition to all of the Company's other obligations under the Transaction Documents to which it is a party, the Company shall defend, protect, indemnify and hold harmless each Investor and all of its Affiliates, stockholders, officers, directors and employees and any of the foregoing Person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by the Transaction Documents) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to: (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of any of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (d) any violation of the Securities Act, the Exchange Act, state securities or “Blue Sky” laws, or the rules and regulations of the Principal Market in connection with the transactions contemplated by the Transaction Documents by the Company or any of its Affiliates, officers, directors or employees, (e) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement or any amendment thereto or any omission or alleged omission to state therein, or in any document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (f) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Prospectus, or any omission or alleged omission to state therein, or in any document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (I) the indemnity contained in clause (c) of this Section 9 shall not apply to any Indemnified Liabilities which directly and primarily result from the fraud, gross negligence or willful misconduct of an Indemnitee, (II) the indemnity contained in clauses (d), (e) and (f) of this Section 9 shall not apply to any Indemnified Liabilities of an Investor to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use in any Prospectus Supplement, if the Prospectus was timely made available by the Company to such Investor pursuant to Section 5(h), (III) the indemnity contained in clauses (d), (e) and (f) of this Section 9 shall not inure to the benefit of an Investor to the extent such Indemnified Liabilities are based on a failure of such Investor to deliver or to cause to be delivered the Prospectus made available by the Company, if such Prospectus was timely made available by the Company pursuant to Section 5(h), and if delivery of the Prospectus by such Investor was required under the Securities Act with respect to the Securities and such delivery by such Investor would have cured the defect giving rise to such Indemnified Liabilities, and (IV) the indemnity in this Section 9 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Any required indemnification payment for any particular claim shall be made within thirty (30) days from the date an Investor makes a written request for it. A certificate containing reasonable detail as to the amount of such indemnification submitted to the Company by an Investor shall be conclusive evidence, absent manifest error, of the amount due from the Company to such Investor. If any action shall be brought against any Indemnitee in respect of which indemnity may be sought pursuant to this Agreement, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnitee. Any Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnitee, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

10.            RESERVED.

11.            TERMINATION

This Agreement may be terminated only as follows:

(a)            If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, this Agreement shall automatically terminate without any liability or payment to the Company (except as set forth below) without further action or notice by any Person.

(b)            In the event that the Closing shall not have occurred on or before the Closing Date, due to the failure to satisfy the conditions set forth in Sections 7 and 8 above with respect to the Closing, either the Company, on the one hand, or any Investor, on the other hand, shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any party to any other party (except as set forth below); provided, however, that the right to terminate this Agreement under this Section 11(b) shall not be available to any party if such party is then in breach of any covenant or agreement contained in this Agreement or any representation or warranty of such party contained in this Agreement fails to be true and correct such that the conditions set forth in Section 7(c) or Section 8(c), as applicable, could not then be satisfied. Any termination of this Agreement pursuant to this Section 11(b) shall be effected by written notice from the Company to each of the Investors, or any Investor to the Company and each of the other Investors, as the case may be, setting forth the basis for the termination hereof.

The representations and warranties and covenants of the Company and the Investors contained in Sections 3, 4, 5, and 6 hereof, the indemnification provisions set forth in Section 9 hereof and the agreements and covenants set forth in Sections 10, 11 and 12, shall survive the Closing and any termination of this Agreement. No termination of this Agreement shall be deemed to release the Company or any Investor from any liability for intentional misrepresentation or willful breach by such party of any of the Transaction Documents to which it is a party.

12.            MISCELLANEOUS.

(a)            Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New Jersey for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and the other Transaction Documents and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(b)            Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(c)            Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)            Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)            Entire Agreement; Amendment. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements among the Investors, the Company, their respective Affiliates and Persons acting on their behalf with respect to the subject matter hereof, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Investors makes any representation, warranty, covenant or undertaking with respect to such matters. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in the Transaction Documents. No provision of this Agreement or the other Transaction Documents may be amended other than by a written instrument signed by each of the parties hereto or thereto.

(f)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

CytoSorbents Corporation

305 College Road East

Princeton, New Jersey 08540

Attention: Dr. Phillip P. Chan, Chief Executive Officer

Fax No: (732) 329-8650

E-mail address: pchan@cytosorbents.com

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

502 Carnegie Center

Princeton, New Jersey 08540-6289

Attention: David C. Schwartz, Esq.

Fax No: (609) 919-6701

E-mail address: david.schwartz@morganlewis.com

If to an Investor, to its address set forth opposite its name on Schedule I hereto, with copies to such Investor’s representatives as set forth on Schedule I hereto,

or at such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or email account containing the time, date, and recipient facsimile number or email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and any permitted successors and assigns of the Company. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Investors, including by merger or consolidation. None of the Investors may assign its rights or obligations under this Agreement.

(h)            No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and any permitted successors and assigns of the Company and, except as set forth in Section 9, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)            Publicity. No Investor shall issue a press release or any other public disclosure regarding this Agreement or the substance hereof without the prior written consent of the Company.

(j)            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)            Financial Advisor, Placement Agent, Broker or Finder. Except for B. Riley Securities, Inc., whom the Company has engaged to serve as a financial advisor in connection with the transactions contemplated herein, the Company represents and warrants to each of the Investors that it has not engaged any other financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. Each Investor, severally and only with respect to itself and not jointly, represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each of the Investors harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

(l)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)            Remedies, Other Obligations, Breaches and Injunctive Relief. The Investors’ remedies provided in this Agreement, including, without limitation, the Investors’ remedies provided in Section 9, shall be cumulative and in addition to all other remedies available to the Investors under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of any of the Investors contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit any Investor's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, any Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(n)            Enforcement Costs. If: (i) this Agreement is placed by any Investor in the hands of an attorney for enforcement or is enforced by any Investor through any legal proceeding; (ii) an attorney is retained to represent any Investor in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent any Investor in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to such Investor, as incurred by such Investor, all reasonable costs and expenses including attorneys' fees incurred in connection therewith, in addition to all other amounts due hereunder. If this Agreement is placed by the Company in the hands of an attorney for enforcement against an Investor or is enforced by the Company against an Investor through any legal proceeding, then such Investor against whom this Agreement is so enforced shall pay to the Company, as incurred by the Company, all reasonable costs and expenses including reasonable attorneys’ fees incurred in connection therewith, in addition to all other amounts due hereunder.

(o)            Waivers. No provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(p)            Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with such Investor making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring such Investor’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Investor confirms that each Investor has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

*    *    *   *   *

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

THE COMPANY:

CytoSorbents Corporation

By:	/s/ Dr. Phillip P. Chan
Name: Dr. Phillip P. Chan
Title: Chief Executive Officer

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Phillip P. Chan

By:	/s/ Phillip P. Chan

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Kathleen P. Bloch

By:	/s/ Kathleen P. Bloch

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Michael G. Bator

By:	/s/ Michael G. Bator

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Efthymios N. Deliargyris

By:	/s/ Efthymios N. Deliargyris

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Alan D. Sobel

By:	/s/ Alan D. Sobel

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Vincent J. Capponi

By:	/s/ Vincent J. Capponi

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

James E. Cason

By:	/s/ James E. Cason

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Thomas D. Golobish

By:	/s/ Thomas D. Golobish

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Edward R. Jones

By:	/s/ Edward R. Jones

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Jiny Kim

By:	/s/ Jiny Kim

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Irina B. Kulinets

By:	/s/ Irina B. Kulinets

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Bettina Sabisch

By:	/s/ Bettina Sabisch

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Dechomai Asset Trust

By:	/s/ Ryan Raffin
Name: Ryan Raffin
Title: Trustee

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Harbour Holdings Ltd.

By:	/s/ Virginia Shaffar
Name: Virginia Shaffar
Title: Vice President

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Skylands Special Investment LLC

By:	Skylands Capital, LLC, Managing Member

By:	/s/ Virginia Shaffar
Name: Virginia Shaffar
Title: Vice President

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Skylands Quest LLC

By: Skylands Capital, LLC, Managing Member

By:	/s/ Virginia Shaffar
Name: Virginia Shaffar
Title: Vice President

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Skylands Special Investment II LLC

By: Skylands Capital, LLC, Managing Member

By:	/s/ Virginia Shaffar
Name: Virginia Shaffar
Title: Vice President

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Tech Council Ventures II LP

By:	/s/ Stephen Socolof
Name: Stephen Socolof
Title: Partner

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Tech Council Ventures II-AI LP

By:	/s/ Stephen Socolof
Name: Stephen Socolof
Title: Partner

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

ROKK LLC

By:	/s/ Mary Shipley Ley
Name: Mary Shipley Ley
Title: Member Manager

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Mary Shipley Ley

By:	/s/ Mary Shipley Ley

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Lee Alan Shipley

By:	/s/ Lee Alan Shipley

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Reed Robert Shipley

By:	/s/ Reed Robert Shipley

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Neuberger Berman Equity Funds - Neuberger Berman Intrinsic Value Fund

By: Neuberger Berman Investment Advisers LLC, its Investment Manager

By:	/s/ Benjamin H. Nahum
Name: Benjamin H. Nahum
Title: Managing Director

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Nahum Family Investments LLC

By:	/s/ Benjamin H. Nahum
Name: Benjamin H. Nahum
Title: Manager

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

AG Family L.P.

GLMS, General Partner

By:	/s/ Thomas A. Satterfield, Jr.
Name: Thomas A. Satterfield, Jr.
Title: President

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Calm Waters Partnership

By:	/s/ Richard S. Strong
Name: Richard S. Strong
Title: Managing Partner

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Sean X. Wang

By:	/s/ Sean X. Wang

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Brian A. Pryor

By:	/s/ Brian A. Pryor

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Lincoln Park Capital Fund, LLC

By:	/s/ Joshua Scheinfeld
Name: Joshua Scheinfeld
Title: Manager of Managing Member

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Tomsat Investment & Trading Co, Inc

By:	/s/ Thomas A. Satterfield, Jr.
Name: Thomas A. Satterfield, Jr.
Title: President

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

IN WITNESS WHEREOF, the Investors and the Company have caused this Agreement to be duly executed as of the date first written above.

INVESTORS:

Mark Kolb

By:	/s/ Mark Kolb

[Signature Page to the Securities Purchase Agreement]

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SCHEDULE I

Investors

Investor	Investor Address	Purchase Shares	Shares underlying Warrant	Subscription Amount	State of Residency or Organization
Dechomai Asset Trust	[***]	1,503,760	526,316	$2,000,000.80	[***]
Harbour Holdings Ltd.	[***]	72,031	25,210	$95,801.23	[***]
Skylands Special Investment LLC	[***]	689,098	241,184	$916,500.34	[***]
Skylands Quest LLC	[***]	229,098	80,184	$304,700.34	[***]
Skylands Special Investment II LLC	[***]	137,594	48,157	$183,000.02	[***]
Tech Council Ventures II LP	[***]	902,482	315,868	$1,200,301.06	[***]
Tech Council Ventures II-AI LP	[***]	225,339	78,868	$299,700.87	[***]
ROKK LLC	[***]	676,692	236,842	$900,000.36	[***]
Mary Shipley Ley	[***]	526,316	184,210	$700,000.28	[***]
Lee Alan Shipley	[***]	526,316	184,210	$700,000.28	[***]
Reed Robert Shipley	[***]	526,316	184,210	$700,000.28	[***]
Neuberger Berman Equity Funds - Neuberger Berman Intrinsic Value Fund	[***]	375,940	131,579	$500,000.20	[***]
Nahum Family Investments LLC	[***]	37,594	13,157	$50,000.02	[***]
AG Family L.P.	[***]	263,158	92,105	$350,000.14	[***]
Calm Waters Partnership	[***]	150,376	52,631	$200,000.08	[***]
Sean X. Wang	[***]	187,970	65,789	$250,000.10	[***]
Brian A. Pryor	[***]	37,594	13,157	$50,000.02	[***]
Lincoln Park Capital, LLC	[***]	150,376	52,631	$200,000.08	[***]
Tomsat Investment & Trading Co, Inc.	[***]	112,782	39,473	$150,000.06	[***]
Mark Kolb	[***]	75,188	26,315	$100,000.04	[***]
Phillip P. Chan	[***]	75,188	26,315	$100,000.04	[***]
Kathleen P. Bloch	[***]	37,594	13,157	$50,000.02	[***]
Michael G. Bator	[***]	37,594	13,157	$50,000.02	[***]
Efthymios N. Deliargyris	[***]	22,557	7,894	$30,000.81	[***]
Alan D. Sobel	[***]	22,557	7,894	$30,000.81	[***]
Vincent J. Capponi	[***]	18,797	6,578	$25,000.01	[***]
James E. Cason	[***]	18,797	6,578	$25,000.01	[***]
Thomas D. Golobish	[***]	15,038	5,263	$20,000.54	[***]
Edward R. Jones	[***]	7,519	2,631	$10,000.27	[***]
Jiny Kim	[***]	7,519	2,631	$10,000.27	[***]
Irina B. Kulinets	[***]	7,519	2,631	$10,000.27	[***]
Bettina Sabisch	[***]	56,391	19,736	$75,000.03	[***]
TOTAL		7,733,090	2,706,561	$10,285,009.70

Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K.

EXHIBIT A

Warrant

[attached separately]